Exhibit 10.3
GUARANTY OF RECOURSE OBLIGATIONS
     GUARANTY OF RECOURSE OBLIGATIONS, is made as of June 9, 2006 (this “Agreement”), by BLUELINX HOLDINGS INC., a Delaware corporation (“Guarantor”), having an office at 4300 Wildwood Parkway, Atlanta, Georgia 30339, to and for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, on behalf of the holders of the Notes (together with its successors and assigns, “Lender”), having an office at 60 Wall Street, New York, New York 10005.
RECITALS:
     WHEREAS, the entities listed on Exhibit A attached hereto and incorporated herein, each a Delaware limited liability company, are each hereinafter referred to an “Individual Borrower” and collectively as “Borrower”;
     WHEREAS, the Individual Borrowers (other than Maryland Borrower) and the Maryland Loan Guarantor each own certain real property, and the improvements located thereon, all as more particularly described in the Security Instrument (as defined below);
     WHEREAS, on the date hereof, in accordance with the terms of a Loan and Security Agreement, dated as of the date hereof (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among Borrower, Maryland Loan Guarantor and Lender, Lender is making a loan to Borrower in the principal amount of $295,000,000 (the “Loan”), which Loan is evidenced by that certain Amended and Restated Note A-1 in the aggregate principal amount of $147,500,000 and that certain Amended and Restated Note A-2 in the aggregate principal amount of $147,500,000, each dated as of the date hereof (as amended, restated, replaced, supplemented, or otherwise modified from time to time, collectively, the “Note”), made by Borrower in favor of Lender and secured by certain mortgages, deeds of trust and/or deeds to secure debt, each dated as of the date hereof (as amended, restated, replaced, supplemented, or otherwise modified from time to time, collectively, the “Security Instrument”), from the applicable Individual Borrower(s) (other than Maryland Borrower) and the Maryland Loan Guarantor to Lender, as mortgagee, or to certain trustees for the benefit of Lender, as beneficiary, as applicable, and the other Loan Documents (as defined in the Loan Agreement);
     WHEREAS, Guarantor is the owner of a direct or indirect beneficial interest in Borrower and will derive substantial benefit from the Loan;
     WHEREAS, as a condition to making the Loan, Lender has required Guarantor to deliver this Agreement for the benefit of Lender; and
     WHEREAS, the forgoing recitals are intended to form an integral part of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:
     1. Definitions. Capitalized terms used herein and not defined shall have the meaning provided in the Note or in the Loan Agreement if no definition is provided in the Note.
     2. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 18.1 of the Loan Agreement (collectively, the “Guaranteed Obligations”) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise; provided, however, that notwithstanding anything contained in this Agreement or any of the other Loan Documents to the contrary, the liability of Guarantor with respect to the Guaranteed Obligations in the aggregate shall not exceed the Guaranteed Amount. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor. As used in this Agreement, the term “Guaranteed Amount” means the sum of (a) (i) in the case of any and all Guaranteed Obligations under clauses (a), (b), (d), (e), (f), (g), (h) and (i) of Section 18.1.2 of the Loan Agreement, an aggregate amount of Thirty Million Dollars ($30,000,000.00), and (ii) in the case of any and all Guaranteed Obligations under clause (c) of Section 18.1.2 of the Loan Agreement, an aggregate amount of Fifteen Million Dollars ($15,000,000.00), and (b) any and all amounts due pursuant to Section 6 hereof; provided, however, that the amount set forth in clause (a)(i) of this Section 2 shall be increased by the amount of any economic benefit actually derived by Borrower and/or Guarantor (or any Affiliate of Borrower or Guarantor that is controlled by Borrower or Guarantor, as applicable) and arising out of or in connection with any action specified in clause (a) and/or clause (d) of Section 18.1.2 of the Loan Agreement. As used in this Section 2 the term “controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting interests, by contract, or otherwise.
     3. Guaranty of Payment. This Agreement is a guaranty of payment and not merely a guaranty of collection and upon any failure of Borrower to pay the Guaranteed Obligations, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability to pay the Guaranteed Obligations hereunder or any portion thereof, without proceeding against Borrower or any other Person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the collateral for the Loan.
     4. Continuing Guaranty. This is a continuing guaranty and the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Security Instrument or any other Loan Document, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

     5. Obligations Deferred. Any indebtedness of Borrower to Guarantor now or hereafter existing, including, without limitation, any rights to subrogation which Guarantor may have as a result of any payment by Guarantor under this Agreement, together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Guaranteed Obligations. Until payment in full of the Obligations, including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.
     6. Expenses. Guarantor agrees that, within five (5) Business Days after written demand from Lender, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all actual out-of-pocket expenses, including, without limitation, reasonable counsel fees and disbursements, incurred by Lender in connection with the collection of the Guaranteed Obligations or any portion thereof.
     7. Waivers
     (a) To the maximum extent permitted by applicable law, Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand.
     (b) Guarantor agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of (i) the assertion by Lender of any rights or remedies which it may have under or with respect to any of the Note, the Loan Agreement, the Security Instrument or any other Loan Documents against any Person obligated thereunder; (ii) any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby; (iii) the release or exchange of any property or interest covered by the Loan Agreement or the Security Instrument or any other collateral for the Loan; (iv) Lender’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy which Lender may have hereunder or in respect to this Agreement; (v) the commencement of a case under the Bankruptcy Code by or against any Person obligated under the Note, the Loan Agreement, the Security Instrument or any other Loan Document; or (vi) any payment made on the Guaranteed Obligations or any other indebtedness arising under the Note, the Loan Agreement, the Security Instrument or any other Loan Document, to the extent that such indebtedness constitutes the Guaranteed Obligations, whether made by Borrower or Guarantor or any other Person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranteed Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Guaranteed Obligations due and payable on the happening of any Event of Default, then the Guaranteed Obligations shall become due and payable and Lender may, as against Guarantor, declare the Guaranteed Obligations to be due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.
     (c) This Agreement shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, the Security Instrument or any other Loan Document; provided, however, that unless consented to by Guarantor in writing, the Guaranteed Amount shall not be affected by any such modification, extension or renewal. Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Loan Agreement or the Security Instrument or any other collateral, and Guarantor acknowledges that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.
     (d) Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.
     8. Miscellaneous.
     (a) MARSHALLING. GUARANTOR WAIVES ANY RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALLING OF BORROWER’S ASSETS OR TO CAUSE LENDER TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER OR TO PROCEED AGAINST GUARANTOR IN ANY PARTICULAR ORDER. GUARANTOR AGREES THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE AND PAYABLE TEN (10) DAYS AFTER DEMAND. EXCEPT AS PERMITTED PURSUANT TO SECTION 5 HEREOF, GUARANTOR EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO GUARANTOR.
     (b) Joint and Several Obligation. If Guarantor consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Guarantor hereunder. Any one of Borrower or one or more parties constituting Guarantor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.
     (c) Further Assurances. Guarantor shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement, to protect and further the validity and enforceability of this Agreement or otherwise carry out the purposes of this Agreement.

     (d) Notices. Any notice, election, request, demand, report or statement which by any provision of this Agreement is required or permitted to be given or served hereunder shall be in writing and shall be given or served by (i) hand delivery against receipt, (ii) next day delivery by any nationally recognized overnight courier service providing evidence of the date of delivery or (iii) certified mail return receipt requested, postage prepaid. Any notice shall be addressed to the addresses set forth below or to such other address as shall be designated by such party in a written notice to the other party.

If to Guarantor:	BlueLinx Holdings, Inc.
4300 Wildwood Parkway
Atlanta, Georgia 30339
Attention: Mr. David Morris, CFO & Treasurer

with a copy to:	Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attention: Jeffrey A. Lenobel, Esq.

If to Lender:	German American Capital Corporation
60 Wall Street
New York, New York 10005
Attention: Todd Sammann and General Counsel

with a copy to:	Wachovia Bank, National Association
375 Park Avenue, 5th Floor
New York, New York 10022
Attention: Mr. Peter Scola

and copy to:	Wachovia Bank, National Association, as Servicer, at such notice address as shall be designated by notice delivered in accordance with this Section.

and copy to:	Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.
     All notices, elections, requests and demands required or permitted under this Agreement shall be in the English language. All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt of the same by personal delivery or otherwise, (ii) one (1) Business Day after being deposited with a nationally recognized overnight courier service as required above or (iii) three (3) Business Days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.
     (e) Entire Agreement. This Agreement constitutes the entire and final agreement between Guarantor and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Guarantor and Lender.
     (f) No Waiver. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on Lender’s part in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.
     (g) Successors and Assigns. This Agreement shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors and permitted assigns. Guarantor, without the prior written consent of Lender in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof, provided that such assignment shall not release Guarantor of its obligations hereunder.
     (h) Captions. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.
     (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Agreement.
     (j) Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.
     (k) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES. GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON GUARANTOR IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THIS

AGREEMENT. GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.
     (l) JURY TRIAL WAIVER. GUARANTOR, AND BY ITS ACCEPTANCE OF THIS AGREEMENT, LENDER, AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER GUARANTOR OR LENDER, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR LENDER WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF GUARANTOR AND LENDER HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF GUARANTOR AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.
     (m) Counterclaims and Other Actions. Guarantor hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender in connection with this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Agreement and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty of Recourse Obligations as of the date first set forth above.

BLUELINX HOLDINGS INC., a Delaware corporation

By:	/s/ David J. Morris

Name: David J. Morris
Title: Vice President

EXHIBIT A
Borrower
ABP AL (MIDFIELD) LLC
ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC
ABP CA (NATIONAL CITY) LLC
ABP CA (NEWARK) LLC
ABP CA (RIVERSIDE) LLC
ABP CO I (DENVER) LLC
ABP CO II (DENVER) LLC
ABP CT (NEWTOWN) LLC
ABP FL (LAKE CITY) LLC
ABP FL (MIAMI) LLC
ABP FL (PENSACOLA) LLC
ABP FL (TAMPA) LLC
ABP FL (YULEE) LLC
ABP GA (LAWRENCEVILLE) LLC
ABP IA (DES MOINES) LLC
ABP IL (UNIVERSITY PARK) LLC
ABP IN (ELKHART) LLC
ABP KY (INDEPENDENCE) LLC
ABP LA (SHREVEPORT) LLC
ABP MA (BELLINGHAM) LLC, d/b/a ABP MA (Bellingham) Management
ABP MD (BALTIMORE) SUBSIDIARY LLC
ABP ME (PORTLAND) LLC
ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC
ABP MN (MAPLE GROVE) LLC
ABP MN (EAGAN) LLC
ABP MO (BRIDGETON) LLC
ABP MO (KANSAS CITY) LLC
ABP MO (SPRINGFIELD) LLC
ABP MS (PEARL) LLC
ABP NC (BUTNER) LLC
ABP NC (CHARLOTTE) LLC
ABP ND (NORTH FARGO) LLC
ABP NJ (DENVILLE) LLC
ABP NM (ALBUQUERQUE) LLC
ABP NY (YAPHANK) LLC
ABP OH (TALMADGE) LLC
ABP OK (TULSA) LLC
ABP OR (BEAVERTON) LLC
ABP PA (ALLENTOWN) LLC
ABP PA (STANTON) LLC

A-1

ABP SC (CHARLESTON) LLC
ABP SD (SIOUX FALLS) LLC
ABP TN (ERWIN) LLC
ABP TN (MEMPHIS) LLC
ABP TN (NASHVILLE) LLC
ABP TX (EL PASO) LLC, d/b/a Delaware ABP TX (El Paso) LLC
ABP TX (FORT WORTH) LLC, d/b/a Delaware ABP TX (Fort Worth) LLC
ABP TX (HARLINGEN) LLC, d/b/a Delaware ABP TX (Harlingen) LLC
ABP TX (HOUSTON) LLC, d/b/a Delaware ABP TX (Houston) LLC
ABP TX (LUBBOCK) LLC, d/b/a Delaware ABP TX (Lubbock) LLC
ABP TX (SAN ANTONIO) LLC, d/b/a Delaware ABP TX (San Antonio) LLC
ABP VA (RICHMOND) LLC
ABP VA (VIRGINIA BEACH) LLC
ABP VT (SHELBURNE) LLC
ABP WA (WOODINVILLE) LLC
ABP WI (WAUSAU) LLC

A-2